POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Electronic Sensor Technology, Inc., a Nevada corporation (the "Corporation"), hereby constitute and appoint Teong C. Lim and Philip Yee, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Annual Report for the fiscal year ended December 31, 2008 on Form 10-K to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Exchange Act of 1933, as amended, and any amendment or amendments to such Annual Report, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.


Date: February 20, 2009                  By: /s/ Teong C. Lim
                                             -----------------------------------
                                             Teong C. Lim, Chairman of the Board


Date: February 16, 2009                  By: /s/ Thomas Dudley
                                             -----------------------------------
                                             Thomas Dudley, Director


Date: February __, 2009                  By:
                                             -----------------------------------
                                             Lewis Larson, Director


Date: February 17, 2009                  By: /s/ Low Gay Teck
                                             -----------------------------------
                                             Low Gay Teck, Director


Date: March 11, 2009                     By: /s/ Maggie Tham
                                             -----------------------------------
                                             Maggie Tham, Director


Date: March 11, 2009                     By: /s/ William Wittemeyer
                                             -----------------------------------
                                             William Wittmeyer, Director